                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      UNITED ASSET MANAGEMENT CORPORATION
                (Name of Registrant as Specified In Its Charter)

                      UNITED ASSET MANAGEMENT CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:  $125.00

    2) Form, Schedule or Registration Statement No.:  Definitive Proxy Statement

    3) Filing Party:  United Asset Management Corporation

    4) Date Filed:  March 29, 1995

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

                      UNITED ASSET MANAGEMENT CORPORATION
                           DEFERRED COMPENSATION PLAN


                           Effective January 1, 1994

                      UNITED ASSET MANAGEMENT CORPORATION

                           DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS

SECTION 1.  ADOPTION AND GENERAL MATTERS

    1.1  Adoption

    1.2 Purpose of the Plan

    1.3 Nature of the Plan

    1.4 Applicability of ERISA to the Plan

SECTION 2.  DEFINITIONS

    2.1 "Account"

    2.2 "Allocation"

    2.3 "Beneficiary"

    2.4 "Benefit"

    2.5 "Board"

    2.6 "Change of Control"

    2.7 "Code"

    2.8 "Company"

    2.9 "Company Contributions"

    2.10 "Compensation"

    2.11 "Effective Date"

    2.12 "Eligible Employee"

    2.13 "Eligible Participant"

    2.14 "Entry Date"



    2.15 "Liquidity Fund".......................................7

    2.16 "Mutual Fund Election".................................7

    2.17 "Notional Shares"......................................7

    2.18 "Notional Shares Election".............................7

    2.19 "Participant"..........................................7

    2.20 "Plan Year"............................................7

    2.21 "Qualified Plan".......................................8

    2.22 "Retirement Committee".................................8

    2.23 "Separation from Service"..............................8

    2.24 "Stock"................................................8

    2.25 "Valuation Date".......................................8

    2.26 "Vesting Percentage"...................................8

SECTION 3.  PARTICIPATION ......................................8

    3.1 Eligibility.............................................8

    3.2 Termination of Eligibility..............................8

SECTION 4. ALLOCATIONS..........................................8

    4.1 No Contributions Permitted..............................8

    4.2 Allocations to Accounts.................................9

    4.3 No Allocation of Forfeitures............................9

    4.4 Responsibility for Benefit Payments.....................9

SECTION 5.  TIME OF BENEFIT PAYMENT.............................9

    5.1 Eligibility for Payment.................................9

    5.2 Benefit Commencement Date...............................9
        (a) Time of Commencement................................9
        (b) Benefit Commencement Election......................10

SECTION 6.  AMOUNT OF BENEFIT PAYMENT................................10

    6.1 Amount of Benefit............................................10

    6.2 Vested Balance...............................................10

    6.3 Forfeitures..................................................11

SECTION 7.  FORM AND MEDIUM OF BENEFIT PAYMENTS......................11

    7.1 Benefit Form Available.......................................11

    7.2 Medium of Payment............................................11
        (a) Under Mutual Fund Election...............................11
        (b) Under Notional Shares Election...........................11

SECTION 8.  PLAN ADMINISTRATION......................................12

    8.1 Retirement Committee.........................................12

    8.2 Indemnification..............................................12

    8.3 Ownership of Assets..........................................13

    8.4 Accounts and Expenses........................................13

    8.5 Investments..................................................14
        (a) Mutual Fund Election.....................................14
        (b) Notional Shares Election.................................15

SECTION 9.  LIQUIDITY FUND ..........................................16

    9.1 Maintenance of Liquidity Fund................................16

    9.2 Investment of Liquidity Fund.................................17

    9.3 Status of Liquidity Fund.....................................17

SECTION 10.  AMENDMENT AND TERMINATION...............................17

    10.1 Amendment...................................................17

    10.2 Termination.................................................17

SECTION 11.  MISCELLANEOUS............................................................18

    11.1 Limitations of Rights; Employment Relationship...............................18

    11.2 Determination of Benefits, Claims, Procedure and Administration..............18
         (a) Claim....................................................................18
         (b) Decision on Claim........................................................18
         (c) Request for Review.......................................................19
         (d) Review of Decisions......................................................19

    11.3 Designation of Beneficiary...................................................19

    11.4 Non-Assignability of Benefits................................................20

    11.5 Facility of Payments.........................................................20

    11.6 Obligations to Withhold and Pay Taxes........................................20

    11.7 Representations..............................................................21

    11.8 Severability.................................................................21

    11.9 Applicable Law...............................................................21

        Section 1.  Adoption and General Matters

        1.1 ADOPTION. This Deferred Compensation Plan is hereby adopted as set forth in the following pages, effective January 1, 1994, by United
Asset Management Corporation.

        1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to provide employees who become covered under the Plan with enhanced retirement security through tax-deferred benefits which will be payable on account of retirement, death or other termination from employment or upon the occurrence of a change of control over United Asset Management Corporation.

        1.3 NATURE OF THE PLAN. The Plan shall be maintained for the exclusive benefit of covered employees and is intended to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, and other applicable laws, as such laws apply to deferred compensation plans that are not intended to be "qualified plans" pursuant to Section 401(a) of the Code and are maintained by employers which are not "eligible employers" within the meaning of Section 457(e)(1) of the Code.

        1.4 APPLICABILITY OF ERISA TO THE PLAN. For purposes of the Employee Retirement Income Security Act of 1974, as amended, the Company and each Participant intend that this Plan be considered an "unfunded" arrangement (within the meaning of Sections 201, 301 and 401 of such Act) that is maintained primarily to provide deferred compensation benefits for the Participants, each of whom is a member of a select group of management or highly compensated employees of the Company.

Section 2.  Definitions

        For purposes of the Plan, the following terms shall have the following meanings:

        2.1 "ACCOUNT" means the unfunded memorandum account maintained on the books of the Company to reflect the aggregate sum of all Allocations made on the Participant's behalf, as adjusted for the Participant's cumulative share of any income, gains and losses on the imputed investment of such Account pursuant to the Plan and to reflect all distributions, expenses and other charges or adjustments allocable to such Account.

        2.2 "ALLOCATION" means the amount, if any, credited from time to time to a Participant's Account pursuant to Section 4.

        2.3 "BENEFICIARY" means the individual(s), trust(s), or estate entitled to receive benefits under this Plan after the death of a Participant or another Beneficiary.

        2.4 "BENEFIT" means the amount due a Participant or Beneficiary under the Plan as determined under Subsection 6.1.

        2.5 "BOARD" means the board of directors of the Company; provided that to the extent that powers, duties, responsibilities or discretionary acts under this Plan are delegated, either specifically or generally, to the Compensation Committee of the Board, "Board" shall mean such Compensation Committee for all such purposes other than actions described in Section 2.6.

        2.6  "CHANGE OF CONTROL" means:

        (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either (i) the then outstanding shares of the Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the Company or by any corporation controlled by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii), and
(iii) of paragraph (c) of this Subsection 2.6 are satisfied; or

        (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

   (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing (i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Stock and/or Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent
Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

        2.7 "CODE" means the Internal Revenue Code of 1986, as amended, and including all regulations thereunder.

        2.8  "COMPANY" means United Asset Management Corporation.

        2.9  "COMPANY CONTRIBUTIONS" has the meaning defined in Qualified Plan
Section 1.11 or any successor thereto and applied in Qualified Plan Article 4 or any successor thereto.

        2.10  "COMPENSATION" has the meaning provided in Qualified Plan Section
1.12 or any successor thereto, provided that no Participant's Compensation for purposes of this Plan shall be subject to any limitations imposed under the Code or under the Qualified Plan for purposes of complying with the Code, including without limitation Code Section 401(a)(17) and the regulations thereunder.

        2.11  "EFFECTIVE DATE" means January 1, 1994.

        2.12 "ELIGIBLE EMPLOYEE" means an employee of the Company who meets all of the following requirements: (a) the employee is eligible pursuant to
Article 2 of the Qualified Plan to receive allocations of Company Contributions pursuant to Article 4 of the Qualified Plan; (b) the employee is designated by the Board as eligible to participate in this Plan; and (c) the employee is a member of a select group of management or highly compensated employees of the Company. For purposes of this Plan, such "select group" shall include only employees who hold the rank of vice president of the Company or senior and whose Compensation exceeds the limit in effect from time to time under Code Section 401(a)(17) or any successor thereto.

        2.13 "ELIGIBLE PARTICIPANT" means for any Plan Year each Participant who is eligible pursuant to Article 4 of the Qualified Plan to receive an allocation of Company Contributions made on account of such Plan Year.

        2.14 "ENTRY DATE" means the date specified as such by the Board with respect to a Participant. No Participant's Entry Date shall precede the Effective Date.

        2.15 "LIQUIDITY FUND" means the investment fund, if any, created and owned by the Company pursuant to Section 9.

        2.16 "MUTUAL FUND ELECTION" means the election available to each Participant pursuant to Subsection 8.5(a).

        2.17 "NOTIONAL SHARES" means fictitious shares of the Company's common stock that are equivalent in value at all times to shares of Stock.

        2.18 "NOTIONAL SHARES ELECTION" means the election available to each participant pursuant to Subsection 8.5(b).

        2.19 "PARTICIPANT" means a present or former Eligible Employee who is or has been enrolled in the Plan and who retains the right to receive a Benefit under the Plan.

        2.20  "PLAN YEAR" has the meaning defined in Qualified Plan Section
1.29 or any successor thereto; provided that if no such term is therein defined at any time, "Plan Year" shall mean the Company's fiscal year.

        2.21 "QUALIFIED PLAN" means the United Asset Management Corporation Profit Sharing and 401(k) Plan, as amended from time to time, and any successor thereto designated by the Board as such for purposes of this Plan.

        2.22 "RETIREMENT COMMITTEE" means the committee appointed pursuant to Subsection 8.1.

        2.23 "SEPARATION FROM SERVICE" means the termination of a Participant's employment for any reason, including the death of the Participant.

        2.24  "STOCK" means the Company's common stock, $.01 par value.

        2.25 "VALUATION DATE" means the date or dates in each Plan Year as of which Accounts are valued pursuant to Subsection 8.4.

        2.26 "VESTING PERCENTAGE" means the percentage of a Participant's Account which is nonforfeitable from time to time pursuant to Subsection 6.2.

        Section 3.  Participation

        3.1 ELIGIBILITY. Each Eligible Employee shall become a Participant on his or her Entry Date.

        3.2 TERMINATION OF ELIGIBILITY. A Participant whose employment is terminated for any reason or who otherwise ceases for any reason to be an Eligible Employee shall remain a Participant in the Plan so long as he or she retains the right to receive a Benefit under the Plan, but shall immediately cease to be an Eligible Participant for purposes of receiving additional Allocations under the Plan.

        Section 4. Allocations

        4.1 NO CONTRIBUTIONS PERMITTED. This Plan is unfunded and the Company shall not make any contributions hereunder. Furthermore, no contributions by Participants shall be required or permitted under this Plan. Notwithstanding the foregoing, the Company shall make such Allocations under this Plan, if any, for a Plan Year as are determined by the Board in its sole and absolute discretion. All such Allocations for a Plan Year shall be credited to the Accounts of the Eligible Participants for such Plan Year as provided in Subsection 4.2.

        4.2 ALLOCATIONS TO ACCOUNTS. On account of each Plan Year for which the Board determines to make Allocations under this Plan, all Eligible Participants in such Plan Year shall receive an Allocation credited to their respective Accounts of an identical percentage (subject to the limitations below) of their respective Compensations; provided that no Participant shall receive an Allocation that exceeds the lesser of (a) 15 percent of his or her Compensation for such Plan Year and (b) the amount of (i) $50,000 minus (ii) the amount of any Company Contribution allocated to the Participant under the Qualified Plan on account of such Plan Year.

        4.3 NO ALLOCATION OF FORFEITURES. No forfeitures arising under this Plan shall be allocated to any Participant.

        4.4 RESPONSIBILITY FOR BENEFIT PAYMENTS. Although the Company will not make any contributions under this Plan, it shall be responsible for paying all Benefits as and when they fall due under the Plan.

        Section 5.  Time of Benefit Payment

        5.1 ELIGIBILITY FOR PAYMENT. Benefits shall be paid from the Plan only upon the occurrence of one or both of the following events: (a) Separation from Service and (b) Change of Control.

        5.2   BENEFIT COMMENCEMENT DATE.

        (a) TIME OF COMMENCEMENT. Unless a Participant or Beneficiary (as the case may be) has made a timely election to defer benefits with the approval of the Retirement Committee pursuant to paragraph (b) of this Subsection 5.2, the Participant's benefits under this Plan shall be paid 60 days after the earlier of (i) the date of the Participant's Separation from Service and (ii) the date on which a Change of Control occurs. Notwithstanding the foregoing, at any time after a Participant's Separation from Service and prior to the earlier of (i) payment of the Participant's Benefit pursuant to this Subsection 5.2 and (ii) the date on which a Change of Control occurs, the

Company may elect unilaterally to defer payment of all or any portion of the Participant's Benefit until the next January following the Participant's Separation from Service if the Participant was a "covered employee" within the meaning of Code Section 162(m) at the time of his or her Separation from Service. Any such election by the Company may be made by either the Board, the Retirement Committee or the Company's chief executive officer, and shall be evidenced in writing and sent to the Participant (at his or her last known address).

     (b) BENEFIT COMMENCEMENT ELECTION. Subject to the Retirement Committee's approval, a Participant or Beneficiary may make a one-time irrevocable election to defer payment of benefits to any determinable date beyond 60 days after the Participant's Separation from Service or the date on which a Change of Control occurs; provided that such election is made on the form prescribed by the Retirement Committee and is received by the Retirement Committee within 30 days after the Participant's Separation from Service or the date on which a Change of Control occurs (as the case may be). The Retirement Committee shall have absolute discretion to approve, disapprove or modify before approving any such election to defer benefits.

     Section 6.  Amount of Benefit Payment

     6.1 AMOUNT OF BENEFIT. A Participant's Benefit under the Plan (and the Benefit of anyone claiming through the Participant, including without limitation any Beneficiary) shall equal the vested balance (as determined pursuant to Subsections 6.2 and 8.4) of the Participant's Account.

     6.2 VESTED BALANCE. The vested balance of a Participant's Account shall equal at any time the balance of such Account at such time multiplied by the Participant's Vesting Percentage at such time. The Participant's Vesting Percentage at any time prior to the occurrence of a Change of Control shall equal the nonforfeitable percentage that the Participant is (or would be) entitled to at such time under Qualified Plan Article 6, or any successor thereto, in an account for Company Contributions. The Participant's Vesting Percentage at any time on and after the date on which a Change of Control occurs shall always be 100 percent.

     6.3 FORFEITURES. Any balance of a Participant's Account that is not vested pursuant to Subsection 6.2 when the Participant's Benefit is paid shall be forfeited at such time and shall always remain the sole property of the Participant's Participating Employer.


     Section 7.  Form and Medium of Benefit Payments.

     7.1 BENEFIT FORM AVAILABLE. Except to the extent that the Company exercises its discretion pursuant to Subsection 5.2(a), all Benefits under the Plan shall be paid in one lump sum.

     7.2   MEDIUM OF PAYMENT.

            (a) UNDER MUTUAL FUND ELECTION. Subject to the Retirement Committee's approval, the portion of any Benefit for which the Mutual Fund Election of Subsection 8.5(a) is in effect at the time of payment shall be paid in cash (equal to the value of such portion of the Benefit as of the final Valuation Date on or before the date of payment) or in kind (by distribution of assets in the Liquidity Fund, or otherwise owned by the Company, representing such portion of the Benefit), or in any combination thereof, at the recipient's election; provided that such election is made on a form prescribed by the Retirement Committee and is received by the Retirement Committee by such date as the Retirement Committee may set. The Retirement Committee shall have absolute discretion to approve, disapprove or modify before approving any such election of payment medium.

            (b) UNDER NOTIONAL SHARES ELECTION. The portion of any Benefit for which the Notional Shares Election of Subsection 8.5(b) has been made shall be paid by the distribution of shares of Stock equal in number to the Notional Shares representing such portion of the Benefit as of the date of payment; provided, however, that the aggregate number of shares of Stock that are to be distributed under the Plan shall not exceed 50,000, subject to adjustment by the Retirement Committee to equitably reflect the effects of any stock splits, stock dividends, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date. At the Company's sole option, such Stock may either be issued or purchased by the Company for delivery to the recipient. The Company shall register all shares of Stock distributed under the Plan for resale pursuant to applicable securities laws. Except to the extent that shares of Stock may not be distributed because of the foregoing limit of this paragraph, no payment in cash or other property shall be made of any part of the Notional Shares Election portion of any Participant's Benefit.

     Section 8.  Plan Administration

     8.1 RETIREMENT COMMITTEE. The Plan shall be administered by a Retirement Committee consisting of one or more members appointed by the Board, and shall be the committee serving from time to time as the Administrative Committee of the Qualified Plan unless a different appointment is then in effect under this Plan. Each member shall serve at the pleasure of the Board. The Retirement Committee shall act by majority decision of its members; provided that any one or more members may act singly to perform any ministerial act on behalf of the Committee. The Committee shall have responsibility for the operation and administration of the Plan and shall have the power and authority to adopt, interpret, alter, amend or revoke all forms, rules and regulations necessary to administer the Plan, to interpret all provisions of the Plan and determine all questions of eligibility for participation in and benefits under the Plan and all other issues of administration, and to delegate ministerial duties and employ such outside professionals as may be required for prudent administration of the Plan. The Retirement Committee shall also have the authority to enter into agreements on behalf of any Participating Employer as necessary to implement this Plan. The members of the Retirement Committee, if otherwise Eligible Employees, may participate in the Plan, but shall not make decisions of the Committee solely with respect to their own benefits.

    8.2 INDEMNIFICATION. The Company shall indemnify and save harmless any individual acting as a member of the Retirement Committee or in any other fiduciary capacity from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, attorneys' fees, costs and expenses incident to the performance of such person's duties unless resulting from the gross negligence, willful misconduct, or lack of good faith of such individual. Such indemnification shall apply to any such individual even though at the time liability is imposed the individual was no longer acting in a fiduciary capacity or as a member of the Retirement Committee.

     8.3 OWNERSHIP OF ASSETS. All amounts allocated under this Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights shall remain (until made available to the Participant or Beneficiary or the occurrence of a Change of Control) solely the property and rights of the Company (without being restricted to the provision of benefits under this Plan) and shall be subject to the claims of the general creditors of the Company. No trust is created under this Plan and it is not otherwise funded in any manner. No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Company or any benefit Account maintained under the Plan prior to the time such assets are distributed as a Benefit, and all rights created under the Plan shall be mere unsecured contractual rights. Notwithstanding the foregoing, nothing in this Plan shall be construed to prohibit any one or more Participants or Beneficiaries from purchasing insurance to protect against loss on account of the provisions of this Subsection 8.3, and the Company shall cooperate in any effort to obtain such insurance; provided that any such insurance shall be obtained, owned and paid for solely by the insured persons and not by the Company.

      8.4 ACCOUNTS AND EXPENSES. The Retirement Committee shall establish and maintain an unfunded bookkeeping Account on behalf of each Participant and surviving Beneficiary who is awaiting or receiving payment of a Benefit under the Plan. Accounts shall be valued at least once each Plan Year on the Valuation Date or Dates determined by the Retirement Committee, and each Participant (or surviving Beneficiary) shall receive written notice of his or her Account balance following such valuation. Account balances shall reflect the cumulative Allocation amounts and any earnings or losses attributable to the deemed investment of such amounts pursuant to Subsection 8.5, and shall be reduced by (a) administrative, investment and other fees, in such amounts and at such times as the Retirement Committee deems appropriate for the maintenance of this Plan and (b) benefits paid to or on behalf of the Participant and/or anyone claiming through the Participant (including without limitation any Beneficiary). Notwithstanding the foregoing, the Company shall have the discretion, but not the obligation, to pay all or any portion of the fees and expenses incurred in administering the Plan.

     8.5   INVESTMENTS.

     (a)   MUTUAL FUND ELECTION.

     (i) THE ELECTION. Each Participant may elect to have all or any portion of his or her Allocations under the Plan be deemed to be invested in one or more mutual funds selected by the Participant. All such elections shall be made on a form prescribed by the Retirement Committee and shall be subject to the following requirements and restrictions:

     (1) A maximum of three mutual funds may be utilized by any Participant at any one time;

     (2) The Participant may change his or her designated funds and mix of investments among such funds a maximum of once during each Plan Year;

     (3) The availability of any particular mutual fund shall be subject to the Retirement Committee's sole discretion; and

     (4) No election shall be effective until it is received and approved by the Retirement Committee.

     (ii) THE INVESTMENT. The deemed investment in or sale of a mutual fund pursuant to a Participant's election shall be made at the daily value of such fund on the next business day after the Retirement Committee approves the election.

     (iii) INVESTMENT EXPENSES. All loads, fees, commissions, and sales charges and the like that would have been paid on such deemed mutual fund investments shall be deducted from the Participant's Account unless the Company, in its sole discretion, elects to waive such deductions.

     (iv) INCOME REINVESTMENT. The pre-tax amount of all dividends and other income that would be realized on such deemed investments shall be deemed to be reinvested in each mutual fund.

     (v) CALCULATION OF ACCOUNT BALANCE. The value of the portion of a Participant's Account for which the Mutual Fund Election is in effect at any Valuation Date shall equal the daily value of the deemed mutual fund holdings of such Account on such Valuation Date (or on the last previous business day if such Valuation Date is not a business day). Such deemed holdings shall reflect all deductions and deemed reinvestment of income, if any, made pursuant to this Paragraph (a) of Subsection 8.5.

     (b)   NOTIONAL SHARES ELECTION.

     (i) THE ELECTION. Each Participant may elect to have all or any portion of his or her Allocations under the Plan (including all or any portion of his or her existing Account that was previously invested under the Mutual Fund Election) be deemed to be invested in Notional Shares. All such elections shall be made on a form prescribed by the Retirement Committee and shall be subject to the following requirements and restrictions:

     (1) The election with respect to any Allocations made for a Plan Year and/or any portion of an existing Account previously invested under the Mutual Fund Election shall be received by the Retirement Committee on or before June 30 of such Plan Year for a deemed investment (or reinvestment) in Notional Shares as of the last day of such Plan Year (provided that elections made for the Plan Year ending December 31, 1994 were made on or before such date and shall be deemed to be invested in Notional Shares as of June 30, 1995);

     (2) No investment or reinvestment in Notional Shares will be made to the extent that the Retirement Committee determines that such action would likely result in more Notional Shares being credited to Accounts under the Plan than could be paid out as shares of Stock pursuant to paragraph (b) of Subsection 7.2;

     (3) To the extent that a Notional Shares Election cannot be carried out because of clause (2) above, it will be deemed to be a Mutual Fund
Election; and

     (4) Once made, investment of an Allocation or reinvestment of any portion of an existing Account in Notional Shares is irrevocable.

     (ii) THE INVESTMENT. As of the date that any deemed investment in Notional Shares takes place, the number of Notional Shares credited to the Participant's Account shall be determined by dividing the amount of the Allocation to be invested and/or the value of the Account to be reinvested by the closing price of the Stock on its principal trading exchange as of such date (or on the last previous business day if such date is not a business day), with any resulting fractional Notional Share rounded up to the next whole Share.

     (iii) NO INVESTMENT EXPENSES. No loads, commissions, fees, or other sales charges or the like shall be deducted from a Participant's Account with respect to such deemed investments in Notional Shares.

     (iv) DIVIDEND REINVESTMENT. The pre-tax amount of all dividends that would have been declared on the Notional Shares credited to a Participant's Account (if such shares were shares of Stock) shall be deemed to be reinvested in additional Notional Shares at the closing price of the Stock on its principal trading exchange on the dividend payment date, with any resulting fractional Notional Share rounded up to the next whole Share.

     (v) CALCULATION OF ACCOUNT BALANCE. The value of the portion of a Participant's Account for which the Notional Shares Election is in effect at any Valuation Date shall equal the closing price of the Stock on its principal trading exchange on such Valuation Date (or on the last previous business day if such Valuation Date is not a business day) multiplied by the number of Notional Shares credited to such Account.


          Section 9.  Liquidity Fund

     9.1 Maintenance of Liquidity Fund. The Company at its sole option may from time to time maintain liquid assets representing all or any portion of the value of Accounts invested pursuant to Mutual Fund Elections.

     9.2 INVESTMENT OF LIQUIDITY FUND. Any Liquidity Fund maintained pursuant to Subsection 9.1 shall be invested at the discretion of the Retirement Committee; provided, however, that it is the intent of the Plan that any such Liquidity Fund be invested generally in the same kinds and numbers of mutual fund shares as the Participants' Accounts are deemed to be invested in from time to time pursuant to the Mutual Fund Elections.

     9.3 STATUS OF LIQUIDITY FUND. Any Liquidity Fund maintained pursuant to Subsection 9.1 shall not be held in trust for any Participant or Beneficiary and shall in all respects remain subject to the provisions of Subsection 8.3.

     Section 10.  Amendment and Termination

     10.1 AMENDMENT. The Company shall have the right to amend this Plan, at any time and from time to time, in whole or in part; provided, however, that no amendment (a) may reduce the vested balance of any Participant's Account as of the date of such amendment or (b) except with the approval of the holders of the Company's capital stock entitled to vote on such matters, (i) materially increase benefits accruing under the Plan to Participants, (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) increase the limit specified in paragraph (b) of Subsection 7.2.

     10.2 TERMINATION. Although the Company has established this Plan with a bona fide intention and an expectation to maintain the Plan indefinitely, the Company may terminate or discontinue this Plan in whole or in part at any time without any liability for such termination or discontinuance; provided, however, that no such termination or discontinuance may reduce the vested balance of any Participant's Account as of the date of such termination or discontinuance. Upon termination or discontinuance of the Plan, all Allocations shall cease. At the Retirement Committee's sole discretion, the vested portion of all Accounts shall be either distributed immediately as Benefits or retained until each Participant has a Separation from Service or a Change of Control occurs, and Benefits shall thereafter be paid pursuant to Sections 5 through 7 of the Plan, as then in effect.

     Section 11.  Miscellaneous

     11.1 LIMITATIONS OF RIGHTS; EMPLOYMENT RELATIONSHIP. Neither the establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving a Participant or any other person any legal or equitable right against the Company except as provided in this Plan. In no event shall the terms of employment of any employee be modified or in any way be affected by the Plan.

     11.2   DETERMINATION OF BENEFITS, CLAIMS, PROCEDURE AND ADMINISTRATION.

     (a) CLAIM. A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Retirement Committee in care of the Company at its then principal place of business.

     (b) DECISION ON CLAIM. Upon receipt of a claim, the Retirement Committee shall advise the Claimant that a reply will be forthcoming within 90 days and shall, in fact, deliver such reply within such period. The Retirement Committee may, however, extend the reply period for an additional 90 days for a reasonable cause.

     If the claim is denied in whole or in part, the Retirement Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

     (i)    The specific reason or reasons for such denial

     (ii) The specific reference to pertinent provisions of the Plan on which such denial is based

     (iii) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary

     (iv) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review

     (v) The time limits for requesting a review and for completing any such review.

     (c) REQUEST FOR REVIEW. Within 60 days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the chief executive officer of the Company (or his designee) review the determination of the Retirement Committee. Such request must be addressed to the chief executive officer of the Company, at the Company's then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the chief executive officer or his designee. If the Claimant does not request a review of the Retirement Committee's determination by the chief executive officer of the Company within such 60-day period, he or she shall be barred and estopped from challenging the Retirement Committee's determination.

     (d) REVIEW OF DECISIONS. Within 60 days after receipt of a request for review, the chief executive officer of the Company or his designee shall review the Retirement Committee's determination. After considering all materials presented by the Claimant the chief executive officer or his designee shall render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for a decision and containing specific references to the pertinent provisions of the Plan on which the decision is based. If special circumstances require that the 60-day time period be extended, the chief executive officer or his designee shall so notify the Claimant and shall render the decision as soon as possible, but not later than 120 days after receipt of the request for review.

     11.3 DESIGNATION OF BENEFICIARY. Each Participant (and each surviving Beneficiary who is awaiting payment of benefits under the Plan) shall have the right to designate a Beneficiary, and to amend or revoke such designation at any time. Each such designation, amendment or revocation shall be made on the form prescribed by the Retirement Committee, and shall be effective only upon receipt by the Retirement Committee. If no designated beneficiary survives the Participant (or a surviving Beneficiary) and benefits are payable following the Participant's (or surviving Beneficiary's) death, the Retirement Committee shall direct that payment of benefits be made to the person or persons in the first of the following classes of successive preference Beneficiaries:

     (a)   Spouse

     (b)   Descendants, Per Stirpes

     (c)   Parents

     (d)   Siblings

     (e)   Estate

     11.4 NON-ASSIGNABILITY OF BENEFITS. Neither the Participant nor his or her Beneficiary nor any other beneficiary under the Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, which are expressly declared to be nonassignable and non-transferable. Any such attempted assignment or transfer shall be void. No amount payable under the Plan shall, prior to actual payment thereof, be subject to seizure by any creditor of any such person for the payment of any debt, judgment or other obligation, by a proceeding at law or in equity, or be transferable by operation of law in the event of the bankruptcy, insolvency, divorce or death of the Participant, his or her designated Beneficiary or any other beneficiary under this Plan.

    11.5 FACILITY OF PAYMENTS. In the event that the Retirement Committee shall determine that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is otherwise mentally or physically incompetent, or unable to give a valid receipt, the Committee may cause the payment becoming due to be paid to the person's spouse, child, grandchild, parent, brother or sister, or to any appropriate individual appointed by a court of competent jurisdiction, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

     11.6 OBLIGATIONS TO WITHHOLD AND PAY TAXES. Each Participant or other recipient of benefits under the Plan shall be liable for all tax obligations, if any, with respect to any sum received pursuant to the Plan and for accurately reporting and paying in full all such taxes to the appropriate federal, state and local authorities. The Company shall have the right to deduct and withhold from any payment due under the Plan or from other amounts owed to or with respect to the Participant all withholding taxes and other amounts required by law.

     11.7 REPRESENTATIONS. The Company makes no representation or guarantee that any particular federal or state income, payroll, personal property or other tax consequence will result from participation in this Plan. A Participant should consult with professional tax advisors to determine the tax consequences of his or her participation. Furthermore, the Company makes no representation or guarantee of the successful investment of any Allocations, nor shall the Company be required to repay any loss which may result from such investment or lack of investment.

     11.8 SEVERABILITY. If a court of competent jurisdiction holds any provision of this Plan to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

     11.9 APPLICABLE LAW. This Plan shall be governed by and construed in accordance with applicable federal law and, to the extent not preempted by such federal law, the laws of the Commonwealth of Massachusetts applicable to contracts that are made and to be wholly performed in such Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed under seal by its duly authorized representative this 29th day of March, 1995.

                                        UNITED ASSET MANAGEMENT
                                        CORPORATION


                                        By: /s/ William H. Park
                                           -----------------------------
                                           William H. Park
                                           Executive Vice President